Q4 2014 SUPPLEMENTAL OPERATING & FINANCIAL DATA NYSE: O Exhibit 99.2

TABLE OF CONTENTS Q4 2014 Supplemental Operating & Financial Data 2 Corporate Overview 3 Financial Summary Consolidated Statements of Income 4 Funds from Operations (FFO) 5 Adjusted Funds from Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Capitalization & Financial Ratios 10 EBITDA & Coverage Ratios 11 Debt Covenants 12 Transaction Summary Investment Summary 13 Disposition Summary 14 Development Pipeline 15 Real Estate Portfolio Summary Tenant Diversification 16 Industry Diversification 17 Geographic Diversification 19 Property Type Diversification 20 Same Store Rental Revenue 21 Leasing Data Occupancy 23 Leasing Activity 24 Expirations 25 Analyst Coverage 26 This Supplemental Operating & Financial Data should be read in connection with the company's fourth quarter 2014 earnings press release (included as Exhibit 99.1 of the company's Current Report on 8-K, filed on February 17, 2015) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data.

CORPORATE OVERVIEW 3 Q4 2014 Supplemental Operating & Financial Data Senior Management John P. Case, Chief Executive Officer and President Richard G. Collins, Executive VP, Portfolio Management Paul M. Meurer, Executive VP, Chief Financial Officer and Treasurer Michael R. Pfeiffer, Executive VP, General Counsel and Secretary Sumit Roy, Executive VP, Chief Operating Officer and Chief Investment Officer Credit Ratings Standard & Poor’s BBB+ Stable Outlook Moody's Baa1 Stable Outlook Fitch BBB+ Stable Outlook Dividend Information as of February 2015 Current annualized dividend is $2.268 per share Compounded average annual dividend growth rate of approximately 4.7% 535 consecutive monthly dividends paid 69 consecutive quarterly dividend increases Corporate Headquarters 11995 El Camino Real San Diego, California 92130 Phone: (858) 284-5000 Website: www.realtyincome.com Transfer Agent Wells Fargo Shareowner Services Phone: (877) 218-2434 Email: stocktransfer@wellsfargo.com Website: www.shareowneronline.com Corporate Profile Realty Income, The Monthly Dividend Company®, is a publicly traded real estate company with the primary business objective of generating dependable monthly cash dividends from a consistent and predictable level of cash flow from operations. Our monthly dividends are supported by the cash flow from our property portfolio. We have in-house acquisition, portfolio management, asset management, credit research, real estate research, legal, finance and accounting, information technology, and capital markets capabilities. Over the past 46 years, Realty Income has been acquiring and managing freestanding commercial properties that generate rental revenue under long-term, net lease agreements. Portfolio Overview At December 31, 2014, we owned a diversified portfolio of 4,327 properties located in 49 states and Puerto Rico, with over 70.7 million square feet of leasable space. Our properties are leased to 234 different commercial tenants doing business in 47 separate industries. Approximately 79% of our quarterly rental revenues were generated from retail properties, 10% from industrial and distribution properties, and the remaining 11% were from other property types. Our occupancy rate as of December 31, 2014 was 98.4%, with a weighted average remaining lease term of approximately 10.2 years. Common Stock Our Common Stock is traded on the New York Stock Exchange under the symbol "O" December 31, 2014 Closing price $ 47.71 Shares and units outstanding 225,697,760 Market value of common equity $ 10,768,040,000 Total market capitalization $ 16,105,801,000

CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except per share data) 4 Q4 2014 Supplemental Operating & Financial Data (unaudited) Three months ended December 31, Year ended December 31, 2014 2013 2014 2013 REVENUE Rental $ 230,635 $ 204,999 $ 893,457 $ 748,218 Tenant reimbursements 16,246 9,324 37,118 24,944 Other 692 1,840 2,930 7,047 Total revenue 247,573 216,163 933,505 780,209 EXPENSES Depreciation and amortization 96,537 85,293 374,661 306,769 Interest 59,120 50,775 216,366 181,442 General and administrative 15,586 16,525 51,085 56,881 Property (including reimbursable) 20,397 13,059 53,871 38,851 Income taxes 1,103 579 3,461 2,350 Provisions for impairment 1,450 - 4,126 290 Merger-related costs - 138 - 13,013 Total expenses 194,193 166,369 703,570 599,596 Gain on sales of real estate 24,994 - 39,205 - Income from continuing operations 78,374 49,794 269,140 180,613 Income (loss) from discontinued operations (297) 14,840 2,800 65,670 Net income 78,077 64,634 271,940 246,283 Net income attributable to noncontrolling interests (289) (298) (1,305) (719) Net income attributable to the Company 77,788 64,336 270,635 245,564 Preferred stock dividends (6,770) (10,482) (37,062) (41,930) Excess of redemption value over carrying value of preferred shares redeemed - - (6,015) - Net income available to common stockholders $ 71,018 $ 53,854 $ 227,558 $ 203,634 Amounts available to common stockholders per common share, basic and diluted: Income from continuing operations $ 0.32 $ 0.19 $ 1.03 $ 0.72 Net income $ 0.32 $ 0.26 $ 1.04 $ 1.06

FUNDS FROM OPERATIONS (FFO) (dollars in thousands, except per share data) 5 Q4 2014 Supplemental Operating & Financial Data (1) FFO for the three months and year ended December 31, 2013 has been normalized to exclude merger-related costs related to our acquisition of American Realty Capital Trust, Inc., or ARCT. (2) FFO per share for the year ended December 31, 2014 was impacted by a $6.0 million non-cash redemption charge on the Class E preferred shares that were redeemed in October 2014, which represents FFO per share of $0.03. Three months ended December 31, Year ended December 31, 2014 2013 2014 2013 Net income available to common stockholders $ 71,018 $ 53,854 $ 227,558 $ 203,634 Depreciation and amortization: Continuing operations 96,537 85,293 374,661 306,769 Discontinued operations - 36 - 1,626 Depreciation of furniture, fixtures and equipment (161) (86) (482) (288) Provisions for impairment on investment properties: Continuing operations 1,450 - 4,126 290 Discontinued operations 510 - 510 2,738 Gain on sales of investment properties: Continuing operations (24,994) - (39,205) - Discontinued operations (276) (14,276) (2,883) (64,743) Merger-related costs (1) - 138 - 13,013 FFO adjustments allocable to noncontrolling interests (378) (329) (1,396) (1,009) FFO available to common stockholders $ 143,706 $ 124,630 $ 562,889 $ 462,030 FFO per common share, basic and diluted(2): $ 0.64 $ 0.61 $ 2.58 $ 2.41 Distributions paid to common stockholders $ 122,521 $ 110,678 $ 479,256 $ 409,222 FFO in excess of distributions paid to common stockholders $ 21,185 $ 13,952 $ 83,633 $ 52,808 Weighted average number of common shares used for computation per share: Basic 223,034,266 203,303,124 218,390,885 191,754,857 Diluted 223,262,633 203,326,838 218,450,863 191,781,622

ADJUSTED FUNDS FROM OPERATIONS (AFFO)
(dollars in thousands, except per share data)

REALTY INCOME
The Monthly Dividend Company®

	Three months ended December 31, 2014	Three months ended December 31, 2013	Year ended December 31, 2014	Year ended December 31, 2013
Net income available to common stockholders	$ 71,018	$ 53,854	$ 227,558	$ 203,634
Cumulative adjustments to calculate FFO [1]	72,688	70,776	335,331	258,396
FFO available to common stockholders	143,706	124,630	562,889	462,030
Provisions for impairment on Crest properties	-	308	-	308
Excess of redemption value over carrying value of Class E preferred share redemption	-	-	6,015	-
Amortization of share-based compensation	4,306	6,550	11,959	20,785
Amortization of deferred financing costs	1,328	1,219	4,804	4,436
Amortization of net mortgage premiums	(2,147)	(2,522)	(9,208)	(9,481)
(Gain) loss on early extinguishment of mortgage debt	99	-	(3,428)	-
(Gain) loss on interest rate swaps	940	(188)	1,349	(878)
Capitalized leasing costs and commissions	(167)	(137)	(821)	(1,280)
Capitalized building improvements	(1,328)	(2,468)	(5,210)	(7,227)
Straight-line rent	(3,108)	(3,631)	(14,872)	(13,742)
Amortization of above and below-market leases	1,650	1,939	8,024	8,188
Other adjustments	115	-	160	-
Total AFFO available to common stockholders	$ 145,394	$ 125,700	$ 561,661	$ 463,139
AFFO per common share:				
Basic	$ 0.65	$ 0.62	$ 2.57	$ 2.42
Diluted	$ 0.65	$ 0.62	$ 2.57	$ 2.41
Distributions paid to common stockholders	$ 122,521	$ 110,678	$ 479,256	$ 409,222
AFFO in excess of distributions paid to common stockholders	$ 22,873	$ 15,022	$ 82,405	$ 53,917
Weighted average number of common shares used for computation per share:				
Basic	223,034,266	203,303,124	218,390,885	191,754,857
Diluted	223,262,633	203,326,838	218,450,863	191,781,622

[1] See reconciling items for FFO presented under "Funds from Operations (FFO)."

Q4 2014 Supplemental Operating & Financial Data | 6

CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share amounts) 7 Q4 2014 Supplemental Operating & Financial Data December 31, 2014 December 31, 2013 ASSETS Real estate, at cost: Land $ 3,046,372 $ 2,791,147 Buildings and improvements 8,107,199 7,108,328 Total real estate, at cost 11,153,571 9,899,475 Less accumulated depreciation and amortization (1,386,871) (1,114,888) Net real estate held for investment 9,766,700 8,784,587 Real estate held for sale, net 14,840 12,022 Net real estate 9,781,540 8,796,609 Cash and cash equivalents 3,852 10,257 Accounts receivable, net 64,386 39,323 Acquired lease intangible assets, net 1,039,724 935,459 Goodwill 15,470 15,660 Other assets, net 107,650 127,133 Total assets $ 11,012,622 $ 9,924,441 LIABILITIES AND EQUITY Distributions payable $ 43,675 $ 41,452 Accounts payable and accrued expenses 123,287 102,511 Acquired lease intangible liabilities, net 220,469 148,250 Other liabilities 53,145 44,030 Line of credit payable 223,000 128,000 Term loan 70,000 70,000 Mortgages payable, net 852,575 783,360 Notes payable, net 3,785,372 3,185,480 Total liabilities 5,371,523 4,503,083 Stockholders' equity: Preferred stock and paid in capital, par value $0.01 per share, 69,900,000 shares authorized and 16,350,000 shares issued and outstanding as of December 31, 2014 and 25,150,000 shares issued and outstanding as of December 31, 2013 395,378 609,363 Common stock and paid in capital, par value $0.01 per share, 370,100,000 shares authorized, 224,881,192 shares issued and outstanding as of December 31, 2014 and 207,485,073 shares issued and outstanding at December 31, 2013 6,464,987 5,767,878 Distributions in excess of net income (1,246,964) (991,794) Total stockholders' equity 5,613,401 5,385,447 Noncontrolling interests 27,698 35,911 Total equity 5,641,099 5,421,358 Total liabilities and equity $ 11,012,622 $ 9,924,441

DEBT SUMMARY
(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

	Maturity Date	Principal Balance as of December 31, 2014		% of Debt	Interest Rate as of December 31, 2014	Weighted Average Years until Maturity
Credit Facility						
Credit Facility [1]	May 9, 2017	$ 223,000		4.5%	1.24%	2.4 years
Unsecured Term Loan						
Term Loan [2]	January 21, 2018	70,000		1.4%	1.36%	3.1 years
Senior Unsecured Notes and Bonds						
5.50% Notes due 2015	November 15, 2015	150,000		3.0%	5.50%	
5.95% Notes due 2016	September 15, 2016	275,000		5.6%	5.95%	
5.375% Notes due 2017	September 15, 2017	175,000		3.6%	5.38%	
2.00% Notes due 2018	January 31, 2018	350,000		7.1%	2.00%	
6.75% Notes due 2019	August 15, 2019	550,000		11.2%	6.75%	
5.75% Notes due 2021	January 15, 2021	250,000		5.1%	5.75%	
3.25% Notes due 2022	October 15, 2022	450,000		9.1%	3.25%	
4.65% Notes due 2023	August 1, 2023	750,000		15.2%	4.65%	
3.875% Notes due 2024	July 15, 2024	350,000		7.1%	3.88%	
4.125% Notes due 2026	October 15, 2026	250,000		5.1%	4.13%	
5.875% Bonds due 2035	March 15, 2035	250,000		5.1%	5.88%	
	Principal amount	3,800,000				
Unamortized discounts		(14,628)				
	Carrying value	3,785,372		76.8%	4.75%	7.2 years
Mortgages Payable						
57 mortgages on 241 properties	January 2015 - June 2032	836,011	[3]	17.0%	4.96%	3.7 years
Unamortized premiums		16,564				
	Carrying value	852,575		17.3%		
	TOTAL DEBT	**$ 4,929,011**	[4]		**4.58%**	

Fixed Rate	**$ 4,666,902**	**95%**
Variable Rate	**$ 262,109**	**5%**

[1] We have a $1.5 billion unsecured acquisition credit facility with an initial term that expires in May 2016. It includes, at our election, a one-year extension option, at a cost of 0.2% of the facility commitment, or $3 million. As of December 31, 2014, approximately $1.28 billion was available on the credit facility.

[2] Borrowing under the term loan bears interest at the current one-month LIBOR, plus 1.2%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.15%.

[3] The mortgages payable are at fixed interest rates, except for variable rate mortgages totaling $39.1 million at December 31, 2014.

[4] Excludes non-cash unamortized original issuance discounts recorded on the senior unsecured notes and bonds, as well as non-cash unamortized premiums recorded on the mortgages payable.

Q4 2014 Supplemental Operating & Financial Data | 8

DEBT MATURITIES (dollars in millions) 9 Q4 2014 Supplemental Operating & Financial Data Debt Maturities Year of Credit Term Senior Unsecured Mortgages Average Maturity Facility Loan Notes and Bonds Payable Total Interest Rate (1) 2015 $ - $ - $ 150.0 $ 119.7 $ 269.7 5.32% 2016 - - 275.0 248.4 523.4 5.39% 2017 223.0 - 175.0 142.5 540.5 5.53% 2018 - 70.0 350.0 15.1 435.1 2.02% 2019 - - 550.0 26.0 576.0 6.56% Thereafter - - 2,300.0 284.3 2,584.3 4.50% Totals $ 223.0 $ 70.0 $ 3,800.0 $ 836.0 $ 4,929.0 (1) Average interest rate for 2017 excludes the credit facility. Mortgages Payable Maturities by Quarter Year of First Second Third Fourth Average Maturity Quarter Quarter Quarter Quarter Total Interest Rate 2015 $ 51.3 $ 1.8 $ 28.0 $ 38.6 $ 119.7 5.10% 2016 101.1 128.3 16.9 2.1 248.4 4.76% 2017 42.2 36.5 39.3 24.5 142.5 5.72% 2018 1.1 11.9 1.0 1.1 15.1 5.47% 2019 1.1 1.1 1.1 22.7 26.0 2.58% Thereafter 284.3 4.88% Totals $ 196.8 $ 179.6 $ 86.3 $ 89.0 $ 836.0

CAPITALIZATION & FINANCIAL RATIOS
(dollars in thousands, except per share amounts)

REALTY INCOME
The Monthly Dividend Company®

Capitalization as of December 31, 2014

Debt				Carrying Value
Credit Facility				$ 223,000
Unsecured Term Loan				70,000
Senior Unsecured Notes and Bonds				3,800,000
Mortgages Payable				836,011
Total Debt				$ 4,929,011
Equity	**Shares/Units**	**Stock Price**	**Redemption Price**	**Market Value**
Common Stock (NYSE: O)	224,881,192	$ 47.71		$ 10,729,082
Common Units [1]	816,568	$ 47.71		38,958
Common Equity				10,768,040
Class F Preferred Stock	16,350,000		$ 25.00	408,750
Total Equity				$ 11,176,790
Total Market Capitalization [2]				$ 16,105,801
Debt/Total Market Capitalization [2]				30.6%
Debt and Preferred Stock/Total Market Capitalization [2]				33.1%

[1] Common units are exchangeable into cash or common stock, at our option, at a conversion ratio of 1:1.
[2] Our enterprise value is $16,101,949 (total market capitalization less cash on hand). The percentages for both debt to enterprise value as well as debt and preferred stock to enterprise value are the same as the respective percentages presented for total market capitalization.

Capital Structure as of December 31, 2014



Debt
31%
Common
67%
Preferred
2%

Dividend Data

	YTD Q4 2014	YTD Q4 2013	Year-over-Year Growth Rate
Common Dividend Paid per Share	$ 2.192	$ 2.147	2.1%
AFFO per Share (diluted)	$ 2.57	$ 2.41	6.6%
AFFO Payout Ratio	85.3%	89.1%	

Liquidity as of December 31, 2014

Cash on Hand	$ 3,852
Availability under Credit Facility	1,277,000
	$ 1,280,852

Q4 2014 Supplemental Operating & Financial Data | 10

EBITDA & COVERAGE RATIOS (dollars in thousands) 11 Debt Service Coverage (2) Fixed Charge Coverage (3) 3.9 Q4 2014 Supplemental Operating & Financial Data Reconciliation of Net Income to EBITDA (1) Three months ended December 31, 2014 Net income $ 78,077 Interest 59,120 Taxes 1,103 Depreciation and amortization 96,537 Impairment loss 1,450 Loss on interest rate swaps 940 Gain on sales (24,994) Discontinued operations (EBITDA components) 234 Quarterly EBITDA $ 212,467 Annualized EBITDA $ 849,868 Debt/EBITDA 5.8 (1) EBITDA means, for the most recent quarter, annualized earnings (net income) before (i) interest expense, (ii) income and franchise taxes, (iii) real estate depreciation and amortization, (iv) impairment losses, (v) non-cash loss (gain) on swaps, and (vi) gain on sales (Realty Income properties). (2) Refer to footnote 1 on page 12 for a detailed description of the calculation of debt service coverage. (3) Fixed charge coverage is calculated in exactly the same manner as the debt service coverage (defined on page 12), except that preferred stock dividends are also added to the denominator.

DEBT COVENANTS 12 Q4 2014 Supplemental Operating & Financial Data As of December 31, 2014 The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt < 60% of adjusted undepreciated assets 43.8% Limitation on incurrence of secured debt < 40% of adjusted undepreciated assets 7.6% Debt service coverage (trailing 12 months) (1) > 1.5 x 3.8x Maintenance of total unencumbered assets > 150% of unsecured debt 236.7% (1) This covenant is calculated on a pro forma basis for the preceding four-quarter period on the assumption that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four-quarters had in each case occurred on January 1, 2014, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of January 1, 2014, nor does it purport to reflect our debt service coverage ratio for any future period.

INVESTMENT SUMMARY
(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

First Quarter 2014

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions	324	$ 643,326	$ 44,675	4,207,916	6.9%	14.2
Properties under Development [2]	13	13,350	1,125	380,858	8.4%	15.2
Total Real Estate Investments	337	$ 656,676	$ 45,800	4,588,774	7.0%	14.2

Approximately 84% of the annualized revenue generated by these investments is from investment grade-rated tenants.

Second Quarter 2014

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions	57	$ 382,870	$ 27,680	2,247,813	7.2%	10.4
Properties under Development [2]	16	22,255	1,912	155,988	8.6%	13.2
Total Real Estate Investments	73	$ 405,125	$ 29,592	2,403,801	7.3%	10.6

Approximately 55% of the annualized revenue generated by these investments is from investment grade-rated tenants.

Third Quarter 2014

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions	26	$ 148,695	$ 10,550	1,460,903	7.1%	10.6
Properties under Development [2]	23	33,439	2,853	461,347	8.5%	13.4
Total Real Estate Investments	49	$ 182,134	$ 13,403	1,922,250	7.4%	11.2

Approximately 53% of the annualized revenue generated by these investments is from investment grade-rated tenants.

Fourth Quarter 2014

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions	59	$ 145,142	$ 10,187	1,144,105	7.0%	14.6
Properties under Development [2]	23	12,881	1,027	590,198	8.0%	14.0
Total Real Estate Investments	82	$ 158,023	$ 11,214	1,734,303	7.1%	14.6

Approximately 32% of the annualized revenue generated by these investments is from investment grade-rated tenants.

Year-to-Date 2014

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions	466	$ 1,320,033	$ 93,092	9,060,737	7.1%	12.7
Properties under Development [2]	40	81,925	6,917	766,525	8.4%	13.8
Total Real Estate Investments	506	$ 1,401,958	$ 100,009	9,827,262	7.1%	12.8

Approximately 66% of the annualized revenue generated by these investments is from investment grade-rated tenants.

[1] Cash capitalization rates are computed as contractual cash net operating income for the first twelve months of each lease following the acquisition date, divided by the total cost of the property (including all expenses borne by Realty Income).
[2] Includes investments during the period in new development, expansion of existing properties, and redevelopment of existing properties.

Q4 2014 Supplemental Operating & Financial Data | 13

DISPOSITION SUMMARY
(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

First Quarter 2014

	Number of Properties	Original Investment	Net Book Value	Net Proceeds	Cash Capitalization Rate (1)
Occupied	8	$ 9,899	$ 7,446	$ 10,649	8.3%
Vacant	3	2,811	1,297	2,041	-
Total Real Estate Dispositions	11	$ 12,710	$ 8,743	$ 12,690	

The unlevered internal rate of return on properties sold during the first quarter was 10.2%

Second Quarter 2014

	Number of Properties	Original Investment	Net Book Value	Net Proceeds	Cash Capitalization Rate (1)
Occupied	4	$ 4,584	$ 3,232	$ 5,215	8.4%
Vacant	2	3,942	1,795	1,818	-
Total Real Estate Dispositions	6	$ 8,526	$ 5,027	$ 7,033	

The unlevered internal rate of return on properties sold during the second quarter was 8.8%

Third Quarter 2014

	Number of Properties	Original Investment	Net Book Value	Net Proceeds (2)	Cash Capitalization Rate (1)
Occupied	7	$ 26,115	$ 21,057	$ 32,150	8.0%
Vacant	4	4,577	1,802	1,379	-
Total Real Estate Dispositions	11	$ 30,692	$ 22,859	$ 33,529	

The unlevered internal rate of return on properties sold during the third quarter was 12.2%

Fourth Quarter 2014

	Number of Properties	Original Investment	Net Book Value	Net Proceeds (2)	Cash Capitalization Rate (1)
Occupied	10	$ 25,639	$ 23,414	$ 47,216	5.7%
Vacant	8	13,396	4,870	6,135	-
Total Real Estate Dispositions	18	$ 39,035	$ 28,284	$ 53,351	

The unlevered internal rate of return on properties sold during the fourth quarter was 12.1%

Year-to-date 2014

	Number of Properties	Original Investment	Net Book Value	Net Proceeds (2)	Cash Capitalization Rate (1)
Occupied	29	$ 66,237	$ 55,149	$ 95,230	6.9%
Vacant	17	24,727	9,763	11,373	-
Total Real Estate Dispositions	46	$ 90,964	$ 64,912	$ 106,603	

The unlevered internal rate of return on properties sold during the year was 11.6%

(1) Cash capitalization rates are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses borne by Realty Income).

(2) Data excludes properties sold as a result of eminent domain activities. During the third quarter of 2014 we disposed of land in two eminent domain transactions, receiving net proceeds of $318,000. During the fourth quarter of 2014 we received net proceeds of $313,000 related to two eminent domain transactions.

Q4 2014 Supplemental Operating & Financial Data | 14

DEVELOPMENT PIPELINE
(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Retail

Retail	Number of Properties	Investment to Date	Remaining Investment	Total Commitment	Percent Leased [2]
New Development [1]	5	$ 3,456	$ 12,524	$ 15,980	100%
Expansion of existing properties	-	-	-	-	N/A
Redevelopment of existing properties	6	2,001	1,922	3,923	100%
	11	$ 5,457	$ 14,446	$ 19,903	

Non-Retail

Non-Retail	Number of Properties	Investment to Date	Remaining Investment	Total Commitment	Percent Leased [2]
New Development [1]	1	$ -	$ 15,400	$ 15,400	100%
Expansion of existing properties	2	6,576	2,893	9,469	100%
Redevelopment of existing properties	-	-	-	-	N/A
	3	$ 6,576	$ 18,293	$ 24,869	

Total

Total	Number of Properties	Investment to Date	Remaining Investment	Total Commitment	Percent Leased [2]
New Development [1]	6	$ 3,456	$ 27,924	$ 31,380	100%
Expansion of existing properties	2	6,576	2,893	9,469	100%
Redevelopment of existing properties	6	2,001	1,922	3,923	100%
	14	$ 12,033	$ 32,739	$ 44,772	

[1] Includes build-to-suit developments and forward take-out commitments on development properties with leases in place.

[2] Rental revenue commencement dates on properties under development range between February 2015 and June 2015.

Q4 2014 Supplemental Operating & Financial Data | 15

TENANT DIVERSIFICATION

REALTY INCOME
The Monthly Dividend Company®

Top 20 Tenants

Our 20 largest tenants based on percentage of total portfolio annualized rental revenue at December 31, 2014 include the following:

Tenant	Number of Properties	% of Revenue	Investment Grade Ratings (Moody's/S&P/Fitch)
Walgreens	120	5.4%	Baa2/ BBB/ A-
FedEx	38	5.1%	Baa1/ BBB/ BBB
Dollar General	502	4.9%	Baa3/ BBB-/ -
LA Fitness	46	4.6%	-
Family Dollar	454	4.5%	Baa3/ BBB-/ -
BJ's Wholesale Clubs	15	2.8%	-
AMC Theatres	20	2.7%	-
Diageo	17	2.6%	A3/ A-/ A-
Regal Cinemas	23	2.3%	-
Northern Tier Energy/Super America	134	2.2%	-
CVS Pharmacy	55	2.1%	Baa1/ BBB+/ BBB+
Rite Aid	58	1.9%	-
TBC Corporation	149	1.9%	A2/ A/ -
Circle K	168	1.8%	Baa2/ BBB/ -
The Pantry	144	1.6%	-
Walmart/Sam's Club	19	1.4%	Aa2/ AA/ AA
NPC International	202	1.4%	-
GPM Investments/Fas Mart	136	1.4%	-
FreedomRoads/Camping World	18	1.2%	-
Smart & Final	36	1.2%	-

Investment Grade Tenants [1]:

Number of Properties	1,935
Percentage of Annualized Rents	46.4%



46%
54%
Investment Grade
Non-Investment Grade and Non-Rated

[1] Investment grade tenants are defined as tenants with a credit rating of Baa3/BBB- or higher from one of the three major rating agencies (Moody's/S&P/Fitch). 46.4% of our annualized rental revenue is generated from properties leased to investment grade tenants, including approximately 7% from properties leased to subsidiaries of investment grade companies.

Average EBITDAR/Rent Ratio on Retail Properties	**2.6x** [1]
Median EBITDAR/Rent Ratio on Retail Properties	**2.7x** [1]

[1] Based on most recently analyzed information from retail tenants providing this information. The information that we receive from our retail tenants is not independently verified by us.

Q4 2014 Supplemental Operating & Financial Data | 16

INDUSTRY DIVERSIFICATION

REALTY INCOME
The Monthly Dividend Company®

	Percentage of Rental Revenue [1]						
	For the Quarter Ended	For the Year Ended					
	December 31, 2014	Dec 31, 2014	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010	Dec 31, 2009
Retail industries							
Apparel stores	2.2%	2.0%	1.9%	1.7%	1.4%	1.2%	1.1%
Automotive collision services	0.8	0.8	0.8	1.1	0.9	1.0	1.1
Automotive parts	1.4	1.3	1.2	1.0	1.2	1.4	1.5
Automotive service	1.8	1.8	2.1	3.1	3.7	4.7	4.8
Automotive tire services	3.1	3.2	3.6	4.7	5.6	6.4	6.9
Book stores	*	*	*	0.1	0.1	0.1	0.2
Child care	2.2	2.2	2.8	4.5	5.2	6.5	7.3
Consumer electronics	0.3	0.3	0.3	0.5	0.5	0.6	0.7
Convenience stores	9.8	10.1	11.2	16.3	18.5	17.1	16.9
Crafts and novelties	0.5	0.5	0.5	0.3	0.2	0.3	0.3
Dollar stores	9.5	9.6	6.2	2.2	-	-	-
Drug stores	9.5	9.5	8.1	3.5	3.8	4.1	4.3
Education	0.4	0.4	0.4	0.7	0.7	0.8	0.9
Entertainment	0.5	0.5	0.6	0.9	1.0	1.2	1.3
Equipment services	0.1	0.1	0.1	0.1	0.2	0.2	0.2
Financial services	1.4	1.4	1.5	0.2	0.2	0.2	0.2
General merchandise	1.4	1.2	1.1	0.6	0.6	0.8	0.8
Grocery stores	3.1	3.0	2.9	3.7	1.6	0.9	0.7
Health and fitness	7.0	7.0	6.3	6.8	6.4	6.9	5.9
Health care	1.0	1.1	1.1	-	-	-	-
Home furnishings	0.7	0.7	0.9	1.0	1.1	1.3	1.3
Home improvement	2.1	1.7	1.6	1.5	1.7	2.0	2.2
Jewelry	0.1	0.1	0.1	-	-	-	-
Motor vehicle dealerships	1.5	1.6	1.6	2.1	2.2	2.6	2.7
Office supplies	0.4	0.4	0.5	0.8	0.9	0.9	1.0
Pet supplies and services	0.7	0.7	0.8	0.6	0.7	0.9	0.9
Restaurants - casual dining	4.2	4.3	5.1	7.3	10.9	13.4	13.7
Restaurants - quick service	3.8	3.7	4.4	5.9	6.6	7.7	8.3
Shoe stores	0.1	0.1	0.1	0.1	0.2	0.1	-
Sporting goods	1.6	1.6	1.7	2.5	2.7	2.7	2.6
Theaters	5.3	5.3	6.2	9.4	8.8	8.9	9.2
Transportation services	0.1	0.1	0.1	0.2	0.2	0.2	0.2
Wholesale clubs	4.1	4.1	3.9	3.2	0.7	-	-
Other	*	*	0.1	0.1	0.1	0.3	1.1
Retail industries	80.7%	80.4%	79.8%	86.7%	88.6%	95.4%	98.3%

*Less than 0.1%

[1] Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest Net Lease, Inc., or Crest.

Q4 2014 Supplemental Operating & Financial Data | 17

INDUSTRY DIVERSIFICATION (CONT’D) 18 Q4 2014 Supplemental Operating & Financial Data * Less than 0.1% Percentage of Rental Revenue (1) For the Quarter Ended For the Year Ended December 31, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2014 2014 2013 2012 2011 2010 2009 Non-retail industries Aerospace 1.2 1.2 1.2 0.9 0.5 - - Beverages 2.7 2.8 3.3 5.1 5.6 3.0 - Consumer appliances 0.5 0.5 0.6 0.1 - - - Consumer goods 0.9 0.9 1.0 0.1 - - - Crafts and novelties 0.1 0.1 0.1 - - - - Diversified industrial 0.6 0.5 0.2 0.1 - - - Electric utilities 0.1 0.1 * - - - - Equipment services 0.5 0.5 0.4 0.3 0.2 - - Financial services 0.4 0.4 0.5 0.4 0.3 - - Food processing 1.3 1.4 1.5 1.3 0.7 - - General merchandise 0.3 0.3 - - - - - Government services 1.2 1.3 1.4 0.1 0.1 0.1 0.1 Health care 0.7 0.7 0.8 * * - - Home furnishings 0.2 0.2 0.2 - - - - Insurance 0.1 0.1 0.1 * - - - Machinery 0.2 0.2 0.2 0.1 - - - Other manufacturing 0.7 0.7 0.6 - - - - Packaging 0.8 0.8 0.9 0.7 0.4 - - Paper 0.1 0.1 0.2 0.1 0.1 - - Shoe stores 0.7 0.8 0.9 - - - - Telecommunications 0.7 0.7 0.7 0.8 0.7 - - Transportation services 5.1 5.1 5.3 2.2 1.6 - - Other 0.2 0.2 0.1 1.0 1.2 1.5 1.6 Non-retail industries 19.3% 19.6% 20.2% 13.3% 11.4% 4.6% 1.7 % Totals 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% (1) Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest Net Lease, Inc., or Crest.

GEOGRAPHIC DIVERSIFICATION

(dollars in thousands)

REALTY INCOME

The Monthly Dividend Company®

State	Number of Properties	Percent Leased	Approximate Leasable Square Feet	Rental Revenue for the Quarter Ended December 31, 2014 [1]	Percentage of Rental Revenue
Alabama	128	98%	1,039,500	$ 3,485	1.5%
Alaska	3	100	275,900	503	0.2
Arizona	113	96	1,577,700	6,212	2.7
Arkansas	53	98	782,600	1,660	0.7
California	164	100	5,221,500	24,029	10.4
Colorado	72	97	1,045,400	3,929	1.7
Connecticut	25	96	536,900	2,564	1.1
Delaware	17	100	78,300	632	0.3
Florida	321	99	3,331,400	13,522	5.9
Georgia	237	98	3,362,200	10,085	4.4
Hawaii	--	--	--	--	--
Idaho	12	100	87,000	457	0.2
Illinois	163	99	4,590,800	12,933	5.6
Indiana	133	100	1,332,700	5,491	2.4
Iowa	35	94	2,751,700	3,400	1.5
Kansas	84	99	1,467,400	3,181	1.4
Kentucky	57	96	925,900	3,166	1.4
Louisiana	89	99	1,011,200	2,940	1.3
Maine	10	100	145,300	894	0.4
Maryland	34	100	791,100	4,404	1.9
Massachusetts	81	98	751,100	3,486	1.5
Michigan	114	98	1,118,000	3,673	1.6
Minnesota	155	100	1,209,600	7,421	3.2
Mississippi	122	98	1,566,100	3,882	1.7
Missouri	137	97	2,776,000	8,177	3.5
Montana	1	100	5,400	13	*
Nebraska	31	100	708,700	1,758	0.8
Nevada	22	95	413,000	1,289	0.6
New Hampshire	20	100	320,100	1,511	0.7
New Jersey	67	99	577,300	3,604	1.6
New Mexico	31	100	302,500	897	0.4
New York	86	98	2,198,700	10,938	4.7
North Carolina	148	99	1,524,600	5,711	2.5
North Dakota	7	100	66,000	118	*
Ohio	216	98	5,179,600	12,327	5.4
Oklahoma	123	99	1,450,600	3,660	1.6
Oregon	25	100	525,400	1,957	0.9
Pennsylvania	147	99	1,792,400	7,235	3.1
Rhode Island	4	100	157,200	808	0.3
South Carolina	132	99	970,100	4,413	1.9
South Dakota	11	100	133,500	244	0.1
Tennessee	197	96	2,584,600	6,423	2.8
Texas	439	98	8,136,900	22,309	9.7
Utah	15	100	760,000	1,398	0.6
Vermont	5	100	98,000	480	0.2
Virginia	141	99	2,872,700	7,139	3.1
Washington	38	97	415,300	1,768	0.8
West Virginia	12	100	261,200	984	0.4
Wisconsin	43	98	1,456,200	2,781	1.2
Wyoming	3	100	21,100	63	*
Puerto Rico	4	100	28,300	149	0.1
Totals/Average	4,327	98%	70,734,700	$ 230,103	100.0%

* Less than 0.1%

[1] Includes rental revenue for all properties owned by Realty Income at December 31, 2014. Excludes revenue of $44 from properties owned by Crest and $488 from sold properties that were included in continuing operations.

Q4 2014 Supplemental Operating & Financial Data | 19

PROPERTY TYPE DIVERSIFICATION (dollars in thousands) 20 Approximate Rental Revenue for the Percentage of Number of Leasable Quarter Ended Rental Property Type Properties Square Feet December 31, 2014 (1) Revenue Retail 4,172 47,122,600 $ 180,529 78.5 % Industrial and distribution 82 16,137,500 23,610 10.3 Office 44 3,414,900 15,081 6.5 Manufacturing 14 3,875,200 5,616 2.4 Agriculture 15 184,500 5,267 2.3 Totals 4,327 70,734,700 $ 230,103 100.0% (1) Includes rental revenue for all properties owned by Realty Income at December 31, 2014. Excludes revenue of $44 from properties owned by Crest and $488 from sold properties that were included in continuing operations. Q4 2014 Supplemental Operating & Financial Data

SAME STORE RENTAL REVENUE (dollars in thousands) 21 Same Store Rental Revenue Number of Properties 2,728 Square Footage 33,692,540 Q4 2014 $ 129,872 Q4 2013 $ 127,732 Increase (in dollars) $ 2,140 Increase (percent) 1.7% Q4 2014 Supplemental Operating & Financial Data Top 3 Industries Contributing to the Change Quarter ended Quarter ended Net % Change Industry December 31, 2014 December 31, 2013 Change by Industry Convenience Stores $ 19,728 $ 19,314 $ 414 2.1 % Health and Fitness 9,646 9,274 372 4.0 % Restaurants - Quick Service 7,443 7,098 345 4.9 % Same Store Rental Revenue Number of Properties 2,728 Square Footage 33,692,540 YTD Q4 2014 $ 513,428 YTD Q4 2013 $ 505,703 Increase (in dollars) $ 7,725 Increase (percent) 1.5% Fourth Quarter 2014 Year-to-Date 2014 Top 3 Industries Contributing to the Change Year ended Year ended Net % Change Industry December 31, 2014 December 31, 2013 Change by Industry Convenience Stores $ 78,535 $ 76,719 $ 1,816 2.4 % Automotive Tire Services 23,811 22,725 1,086 4.8 % Health and Fitness 38,045 37,013 1,032 2.8%

SAME STORE RENTAL REVENUE (CONT’D) (dollars in thousands) 22 Q4 2014 Supplemental Operating & Financial Data Same Store Pool Defined For purposes of determining the same store rent property pool, we include all properties that were owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced. Fourth Quarter 2014 Quarter ended Quarter ended Net % Change by Contribution by Property Type December 31, 2014 December 31, 2013 Change Property Type Property Type Retail $ 112,306 110,408 1,898 1.7% 88.7% Industrial and distribution 5,804 5,735 69 1.2% 3.2% Agriculture 5,267 5,202 65 1.3% 3.0% Manufacturing 3,466 3,411 55 1.6% 2.6% Office 3,029 2,976 53 1.8% 2.5% Total $ 129,872 127,732 2,140 1.7% 100.0% Year-to-Date 2014 Year ended Year ended Net % Change by Contribution by Property Type December 31, 2014 December 31, 2013 Change Property Type Property Type Retail $ 443,540 436,673 6,867 1.6% 88.9% Industrial and distribution 23,063 22,894 169 0.7% 2.2% Agriculture 20,952 20,693 259 1.2% 3.4% Manufacturing 13,787 13,591 196 1.4% 2.5% Office 12,086 11,852 234 2.0% 3.0% Total $ 513,428 505,703 7,725 1.5% 100% Same Store Rental Revenue by Property Type

OCCUPANCY 23 Q4 2014 Supplemental Operating & Financial Data By Property Occupied Properties 4,257 Total Properties 4,327 Occupancy 98.4% By Square Footage Occupied Square Footage 70,150,800 Total Square Footage 70,734,800 Occupancy 99.2% By Rental Revenue Quarterly Rental Revenue $ 228,958,400 Quarterly Vacant Rental Revenue $ 1,751,500 (1) Occupancy 99.2% (1) Based on contractual monthly rents received immediately preceding the date of vacancy. Change in Occupancy Vacant Properties at 9/30/2014 74 Expiration Activity (1) + 54 Leasing Activity (2) - 50 Vacant Property Sales Activity - 8 Vacant Properties at 12/31/2014 70 (1) Includes scheduled and unscheduled expirations as well as future expirations resolved in the current quarter. (2) Includes 40 expirations that were re-leased to the same tenants without vacancy, four that were re-leased to new tenants without vacancy, and six that were re-leased after a period of vacancy. See page 24 for additional detail on re-leasing activity.

LEASING ACTIVITY
(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Q3 2014

Q3 2014	Re-leased to Same Tenant	Re-leased to New Tenant: Without Vacancy	Re-leased to New Tenant: After a Period of Vacancy	Re-leasing Totals
Prior Cash Rents	$ 15,581	$ 73	$ 604	$ 16,258
New Cash Rents*	$ 15,780	$ 59	$ 440	$ 16,279
Re-leasing spread	101.3%	80.3%	72.8%	100.1%
Number of Leases	70	1	6	77
Average Months Vacant	0.0	0.0	16.2	1.3
Tenant Improvements	$ -	$ -	$ 125	$ 125
*Percentage of Total Annualized Portfolio Rental Revenue				1.8%

Q4 2014

Q4 2014	Re-leased to Same Tenant	Re-leased to New Tenant: Without Vacancy	Re-leased to New Tenant: After a Period of Vacancy	Re-leasing Totals
Prior Cash Rents	$ 4,670	$ 431	$ 325	$ 5,426
New Cash Rents*	$ 4,713	$ 276	$ 268	$ 5,257
Re-leasing spread	100.9%	64.0%	82.8%	96.9%
Number of Leases	40	4	6	50
Average Months Vacant	0.0	0.0	37.4	4.5
Tenant Improvements	$ -	$ -	$ -	$ -
*Percentage of Total Annualized Portfolio Rental Revenue				0.6%

Year-to-Date 2014

Year-to-Date 2014	Re-leased to Same Tenant	Re-leased to New Tenant: Without Vacancy	Re-leased to New Tenant: After a Period of Vacancy	Re-leasing Totals
Prior Cash Rents	$ 31,393	$ 838	$ 1,960	$ 34,191
New Cash Rents*	$ 31,681	$ 614	$ 1,643	$ 33,938
Re-leasing spread	100.9%	73.4%	83.8%	99.3%
Number of Leases	173	9	21	203
Average Months Vacant	0.0	0.0	18.7	1.2
Tenant Improvements	$ -	$ -	$ 769	$ 769
*Percentage of Total Annualized Portfolio Rental Revenue				3.7%

Allocation Based on Number of Leases


91%
9%
Same Tenant
New Tenant


80%
20%
Same Tenant
New Tenant


85%
15%
Same Tenant
New Tenant

Q4 2014 Supplemental Operating & Financial Data | 24

EXPIRATIONS
(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Our leased, single-tenant properties have a weighted average remaining lease term of approximately 10.2 years

	Total Portfolio [1]					Initial Expirations [3]			Subsequent Expirations [4]		
Year	Number of Leases Expiring: Retail	Number of Leases Expiring: Non-Retail	Approx. Leasable Sq. Feet	Rental Revenue for the Quarter Ended Dec 31, 2014 [2]	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended Dec 31, 2014	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended Dec 31, 2014	% of Total Rental Revenue
2015	142	-	784,600	$ 3,058	1.4%	68	$ 1,554	0.7%	74	$ 1,504	0.7%
2016	203	1	1,236,800	4,719	2.1	121	2,823	1.2	83	1,896	0.8
2017	207	1	2,160,200	6,667	2.9	49	2,954	1.3	159	3,713	1.6
2018	286	10	4,024,800	11,913	5.3	169	8,347	3.7	127	3,566	1.6
2019	238	11	3,934,400	13,429	5.9	169	11,242	4.9	80	2,187	1.0
2020	133	12	3,818,800	10,473	4.6	105	9,256	4.1	40	1,217	0.5
2021	186	13	5,493,600	14,486	6.4	188	13,907	6.1	11	579	0.3
2022	225	18	7,441,700	15,136	6.7	221	14,480	6.4	22	656	0.3
2023	352	20	6,475,800	21,741	9.6	359	21,073	9.3	13	668	0.3
2024	179	10	3,280,000	9,552	4.2	184	9,390	4.1	5	162	0.1
2025	311	10	4,256,100	17,994	7.9	300	17,393	7.6	21	601	0.3
2026	234	4	3,214,500	12,354	5.4	234	12,252	5.4	4	102	*
2027	467	3	5,238,400	18,820	8.3	468	18,781	8.3	2	39	*
2028	284	5	6,037,700	16,178	7.1	287	16,122	7.1	2	56	*
2029	320	3	4,973,500	12,961	5.7	317	12,789	5.6	6	172	0.1
2030 - 2043	317	33	6,795,400	37,525	16.5	347	37,493	16.5	3	32	*
Totals	4,084	154	69,166,300	$ 227,006	100.0%	3,586	$ 209,856	92.4%	652	$ 17,150	7.6%

* Less than 0.1%

(1) This table sets forth the timing of remaining lease term expirations on our 4,238 net leased, single-tenant properties as of December 31, 2014. Excludes 19 multi-tenant properties and 70 vacant properties. The lease expirations for properties under construction are based on the estimated date of completion of those properties.

(2) Excludes revenue of $3,097 from 19 multi-tenant properties and from 70 vacant properties at December 31, 2014, $488 from sold properties included in continuing operations and $44 from properties owned by Crest.

(3) Represents leases to the initial tenant of the property that are expiring for the first time.

(4) Represents lease expirations on properties in the portfolio, which have previously been renewed, extended or re-tenanted.

Q4 2014 Supplemental Operating & Financial Data | 25

ANALYST COVERAGE

REALTY INCOME
The Monthly Dividend Company®

Equity Research

Bank of America Merrill Lynch	Juan Sanabria	juan.sanabria@baml.com	(646) 855-1589
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151
	Vineet Khanna	vineet.khanna@capitalone.com	(571) 835-7013
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Nicholas Joseph	nicholas.joseph@citi.com	(212) 816-1909
	John Ellwanger	john.ellwanger@citi.com	(212) 816-5871
D.A. Davidson	Dustin L. Brumbaugh	dbrumbaugh@dadco.com	(206) 389-4070
Edward Jones	Roy Shepard	royal.shepard@edwardjones.com	(314) 515-3510
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Brad Burke	brad.burke@gs.com	(917) 343-2082
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736
	Andrew Bonin	andrew.bonin@gs.com	(801) 741-5447
Green Street	Cedrik Lachance	clachance@greenstreetadvisors.com	(949) 640-8780
	Tyler Grant	tgrant@greenstreetadvisors.com	(949) 640-8780
J.P. Morgan	Anthony Paolone	anthony.paolone@jpmorgan.com	(212) 622-6682
	Gene Nusinzon	gene.nusinzon@jpmorgan.com	(212) 622-1041
Ladenburg Thalmann	Daniel Donlan	ddonlan@ladenburg.com	(212) 409-2056
	John Massocca	jmassocca@ladenburg.com	(212) 409-2543
Morgan Stanley	Vikram Malhotra	vikram.malhotra@morganstanley.com	(212) 761-7064
	Landon Park	landon.park@morganstanley.com	(212) 761-6368
Morningstar	Todd Lukasik	todd.lukasik@morningstar.com	(303) 688-7418
Oppenheimer	Steve Manaker	stephen.manaker@opco.com	(212) 667-5950
	Amit Nihalani	amit.nihalani@opco.com	(212) 667-8204
Raymond James	Collin Mings	collin.mings@raymondjames.com	(727) 567-2585
	Paul Puryear	paul.puryear@raymondjames.com	(727) 567-2253
	Daniel Mannix	daniel.mannix@raymondjames.com	(727) 567-2619
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646
	Wes Golladay	wes.golladay@rbccm.com	(440) 715-2650
	James Bambrick	james.bambrick@rbccm.com	(440) 715-2654
Stifel	Simon Yarmak	yarmaks@stifel.com	(443) 224-1345
	Joseph van Bemmelen	vanbemmelenj@stifel.com	(443) 224-1264
UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Frank Lee	frank-a.lee@ubs.com	(415) 352-5679
Wells Fargo	Todd Stender	todd.stender@wellsfargo.com	(562) 637-1371
	Philip DeFelice	philip.defelice@wellsfargo.com	(443) 263-6442
	Jason Belcher	jason.belcher@wellsfargo.com	(443) 462-7354

Q4 2014 Supplemental Operating & Financial Data | 26